UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 200549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2005

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA		92806
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 20, 2005, New Horizons Worldwide, Inc. (the “Company”) received notification from The Nasdaq Stock Market, Inc. (“Nasdaq”) that the Nasdaq Listing Qualification Panel (the “Panel”) has determined to delist the Company’s securities from The Nasdaq National Market, effective with the open of business on Friday, July 22, 2005. The Company has been unable to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the “Form 10-Q”) due to the additional time required to (a) prepare (i) the Company’s consolidated financial statements for the year ended December 31, 2004 and (ii) management’s annual report on internal control over financial reporting and (b) assist the Company’s independent registered public accounting firm in completing its audit procedures in order to provide the Company with the required audit report and attestation report on management’s assessment of its internal control over financial reporting. The Company’s failure to timely file these periodic reports violates Nasdaq Marketplace Rule 4310(c)(14) for continued listing on Nasdaq.

Nasdaq initially informed the Company on April 5, 2005 that its securities would be delisted from Nasdaq at the opening of business on April 14, 2005 for failure to timely file the Form 10-K, unless the Company requested a hearing in accordance with applicable Nasdaq Marketplace Rules. The Company subsequently requested, and was granted, a hearing with the Panel on May 12, 2005. However, before the Panel hearing, the Company announced on May 11, 2005 that it would be unable to timely file the Form 10-Q. Therefore, at the Panel hearing, the Company requested that Nasdaq grant the Company an exemption from Nasdaq Marketplace Rule 4310(c)(14) with respect to the Form 10-K, as well as the Form 10-Q, and provided certain dates on which the Company anticipated filing the Form 10-K and the Form 10-Q. On May 18, 2005, the Company again received notification from Nasdaq stating that Panel would consider the Form 10-K and the Form 10-Q filing delinquencies in rendering a determination regarding the Company’s continued listing on The Nasdaq National Market. However, because the Company was unable to file the Form 10-K and the Form 10-Q on the dates it indicated to Nasdaq at the Panel hearing and in subsequent correspondence, the Panel determined to delist the Company’s securities from The Nasdaq National Market.

The Company may request that the Nasdaq Listing and Hearing Review Council (the “Council”) review the Panel’s decision to delist the Company’s securities from The Nasdaq National Market, within 15 days of the Panel’s determination. However, such request will not stay the Panel’s decision. Because the Company believes it would be best served by devoting the majority of its resources toward completing the tasks required to file the Form 10-K and the Form 10-Q, it has decided not to seek this review.

The Company’s common stock is not currently eligible to trade on the OTC Bulletin Board because, as described above, the Company is not current in its reporting obligations under the Securities Exchange Act of 1934 (the “Exchange Act”). The Company expects that quotations for its common stock will appear in the National Daily Quotations Journal, often referred to as the “pink sheets,” where subscribing dealers can submit bid and ask prices on a daily basis. However, there can be no assurances that the Company’s common stock will be eligible for trading or quotation on any alternative exchanges or markets. The Company will disclose further timing and trading symbol information regarding the trading of its common stock when such information becomes available.

As of the date of this Current Report on Form 8-K, the Company has yet to file the Form 10-K and the Form 10-Q, but continues to work diligently with its independent registered public accounting firm toward completing and filing the delinquent periodic reports as soon as possible. Upon the completion of the review of the financial statements, management’s assessment of the Company’s internal controls over financial reporting and filing all reports required to be filed under the Exchange Act, the Company’s common stock may be eligible for trading on the OTC Bulletin Board and, potentially, The Nasdaq SmallCap Market or The Nasdaq National Market. The Company is committed to regaining compliance

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with all Exchange Act filing requirements and relisting its common stock as soon as possible. However, as of the date of this Current Report on Form 8-K, the Company is unable to determine the date on which these periodic reports will be filed.

Portions of the disclosure contained in this Current Report on Form 8-K that are not statements of historical fact may include forward-looking statements. Statements regarding the Company’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those described in such statements as a result of these risks and uncertainties. In particular, the forward-looking statements include statements about (i) the Company’s common stock trading on the “pink sheets”, the OTC Bulletin Board, The Nasdaq SmallCap Market or The Nasdaq National Market, (ii) finalizing the consolidated financial statements for the year ended December 31, 2004 and management’s annual report on internal control over financial reporting, (iii) assisting the Company’s independent registered public accounting firm in completing its audit procedures in order to provide the Company with the required audit report and attestation report on management’s assessment of its internal control over financial reporting and (iv) making required filings with the Securities and Exchange Commission (“SEC”) in order to regain compliance. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the ability to continue to have the Company’s common stock freely traded, to finalize the financial statements and complete the assessments of the Company’s internal controls in order to file, timely or otherwise, the Form 10-K, the Form 10-Q or other periodic reports required under the Exchange Act, to meet requirements put forth by Nasdaq, and other risks detailed from time to time in the Company’s SEC filings. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date	July 21, 2005	By:	/S/ JEFFREY S. CARTWRIGHT
Jeffrey S. Cartwright Senior Vice President and Chief Financial Officer

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